Investments (Changes in Fixed Maturity Securities with Noncredit OTTI Losses) (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Changes in fixed maturity securities with noncredit OTTI losses in accumulated other comprehensive income (loss)
Balance at January 1,	$ (23)	$ (38)
Noncredit OTTI losses and subsequent changes recognized	3	8
Securities sold with previous noncredit OTTI loss	18	19
Subsequent changes in estimated fair value	3	(12)
Balance at December 31,	$ 1	$ (23)